Exhibit - 10.81

                          GOODY'S FAMILY CLOTHING, INC.
                              AMENDED AND RESTATED
                             1997 STOCK OPTION PLAN

     .....................................THIS  INDENTURE is made as of the 16th day of May, 1997, amended and restated as of May 13, 1998 and June 21, 2000, by Goody's Family Clothing, Inc., a corporation organized and doing business under the laws of the State of Tennessee (the "Company").

     1. Purpose. The Company is adopting the Goody's Family Clothing, Inc. 1997 Stock Option Plan (the "Plan") to secure and retain the services of directors and key employees of the Company and any of its subsidiaries by giving them an opportunity to invest in the future success of the Company. The Board of Directors of the Company (the "Board") believes this Plan will promote personal interest in the welfare of the Company by, and provide incentive to, the individuals who are primarily responsible both for the regular operations, and for shaping and carrying out the long term plans, of the Company, thus facilitating the continued growth and financial success of the Company.

     2. Administration. The Board shall appoint at least two of its members to a committee (the "Committee") that will administer this Plan on behalf of the Company. The Committee may be the Compensation Committee of the Board if the Board so chooses. Each member of the Committee shall be both a "Non-employee Director" within the meaning of Rule 16b-3 ("Rule 16b-3") of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and an "Outside Director" as defined for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

     Each member of the Committee shall serve at the discretion of the Board, which may fill any vacancy, however caused, in the Committee. The Committee shall select one of its members as a chairman and shall hold meetings at the times and in the places as it may deem advisable. All actions the Committee takes shall be made by majority decision. Any action evidenced by a written instrument signed by all of the members of the Committee shall be as fully effective as if the Committee had taken the action by majority vote at a meeting duly called and held.

     Subject to the express provisions of this Plan, the Committee shall have complete authority, in its discretion, to determine with respect to all options other than options granted to directors pursuant to Section 7 hereof (the "Formula Options"):

     (a) the directors and key employees of the Company and any subsidiaries to whom, the times when, and the prices at which it shall grant options;

     (b) the type of options to be granted, i.e., either incentive stock options as defined in Section 422 of the Code ("Incentive Stock Options") or non-qualified stock options ("Non-Qualified Stock Options") (collectively, the "Options");

          (c) the total number of Options to grant to an optionee;

          (d) the time and duration of the period of exercise of each Option;

     (e) the number of shares of the common stock, no par value per share, of the Company (the "Common Stock") subject to each Option; and

                  (f) the terms and conditions for payment.

     The Committee shall also have complete and conclusive authority to (i) interpret this Plan, (ii) prescribe, amend and rescind rules and regulations relating to it, (iii) determine the terms and provisions of the stock option agreements the Company makes with optionees who are granted Options (the "Agreement"), the terms of which need not be identical, and (iv) make all other determinations necessary or advisable for the administration of this Plan. The Committee's determinations on these matters shall be conclusive.

     In addition to any other rights of indemnification that they may have as directors of the Company or as members of the Committee, the directors of the Company and members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of action taken or failure to act under or in connection with this Plan or any Option or Formula Option granted hereunder, and against all amounts paid by them in settlement thereof or paid by them in satisfaction of a judgment in any action, suit or proceeding, except in relation to matters as to which it shall be adjudged in the action, suit or proceeding that such director is liable for gross negligence or misconduct in the performance of his duties; provided that within 60 days after institution of any action, suit or proceeding, a director shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

     3. Eligibility. The Committee shall grant Options only to directors and key employees of the Company or its subsidiary corporations within the meaning of Code Section 424(f) (each, a "Subsidiary"); provided, however, that an Incentive Stock Option may only be granted if such individual is an employee of the Company or a Subsidiary and that only Formula Options may be granted to directors who are not also employees or officers of the Company. Subject to the limits set forth in this Plan, the Committee at any time may grant additional Options to directors or key employees to whom the Committee had previously granted Options, so that an optionee may hold more than one Option at the same time.

     4. Stock Subject to Plan. The Company has authorized and reserved for issuance upon the exercise of Options and Formula Options pursuant to this Plan an aggregate of two million (2,000,000) shares of Common Stock (the "Shares"), each of which may be the subject of an Incentive Stock Option or a Non-Qualified Stock Option, in the sole discretion of the Committee. Any one optionee may not be granted Options, including Formula Options, to purchase in excess of 200,000 Shares during any fiscal year of the Company or in excess of 2,000,000 Shares. If any Option or Formula Option is canceled, expires or terminates without the respective optionee exercising it in full, the Committee may grant Options with respect to those unpurchased Shares to that same optionee or to another eligible individual or individuals; provided, however, that in the case of an Option which is canceled in the same fiscal year in which it is granted, in determining whether an optionee has received the maximum number of Shares he is entitled to receive during such fiscal year, both the canceled Option and any other Option issued to such optionee during such fiscal year shall be treated as outstanding, and, in the case of an Option canceled at any time, in determining whether an optionee has received the maximum number of Shares he is entitled to receive during the term of the Plan, both the canceled Option and any other Option issued to such optionee during the term of the Plan shall be treated as outstanding.

     The Committee shall adjust the total number of Shares and any outstanding Options and Formula Options, both as to the number of Shares and the exercise price, and the number of Shares to be issued pursuant to Formula Options granted under Section 7 hereof, for any increase or decrease in the number of outstanding Shares resulting from a stock split or a payment of a stock dividend on the Shares, a subdivision or combination of the Shares, a reclassification of the Shares in accordance with the provisions of the next paragraph, a merger or consolidation of the Shares or any other like changes in the Shares or in their value. The Committee shall not issue fractional Shares as a result of any of these changes and shall eliminate from the outstanding Options and Formula Options any fractional Shares that result from such a change. The Committee shall not adjust outstanding Options and Formula Options for cash dividends or the issuance of rights to subscribe for additional stock or securities of the Company.

     Except as provided in the following paragraph, after any merger of one or more corporations into the Company, any merger of the Company into another corporation, any consolidation of the Company and one or more other corporations, or any other corporate reorganization to which the Company is a party that involves any exchange, conversion, adjustment or other modification of the outstanding Options and Formula Options, each optionee shall receive at no additional cost upon the exercise of his Option or Formula Option, as applicable, subject to any required action by shareholders and in lieu of the number of Shares as to which he would otherwise exercise the Option or Formula Option, as applicable, the number and class of shares of stock or other securities or any other property (including cash) to which the terms of the agreement of merger, consolidation or other reorganization would entitle the optionee to receive, if, at the time of the merger, consolidation or other reorganization, the optionee had been a holder of record of the number of Shares as to which he could exercise the Option or Formula Option, as applicable. Comparable rights shall accrue to each optionee in the event of successive mergers, consolidations or other reorganizations.

     In the event of a Sale of the Company (as hereinafter defined) in which the purchaser of the Company does not agree to the assumption of the Options or Formula Options, provisions shall be made to cause each outstanding Option and Formula Option to become exercisable prior to the Sale of the Company and to terminate upon the consummation of the Sale of the Company. "Sale of the Company" shall mean (i) the approval by the shareholders of the Company of a reorganization, merger or consolidation, in each case with respect to which all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Common Stock and the Company's voting securities outstanding immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, a majority or more of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, of the corporation resulting from such reorganization, merger or consolidation, in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the Common Stock and the Company's voting securities, respectively; or (ii) the approval by the shareholders of the Company of (a) a complete liquidation or dissolution of the Company or (b) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation with respect to which following such sale or other disposition, a majority or more of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Common Stock and the Company's voting securities outstanding immediately prior to such sale or other disposition, in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Common Stock and the Company's voting securities, respectively.

     The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Committee in its sole discretion. Any adjustment may provide for the elimination of any fractional Share which might otherwise become subject to an Option or Formula Option.

     The grant of an Option or Formula Option by the Committee shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes in its capital or business structure, or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.

     5. Terms and Conditions of Options and Formula Options. Each Option and Formula Option granted pursuant to this Plan shall be authorized by the Committee and shall be evidenced by an Agreement, or a Formula Option Agreement (as defined in Section 7 hereof) in the case of a Formula Option, in the form and containing the terms and conditions as the Committee from time to time may determine, provided that each Agreement or Formula Option Agreement, as the case may be, shall:

          (a) state the number of Shares to which it pertains;

          (b) state that the price at which each Share may be purchased shall not be less than the "Fair Market Value" (as defined below) of a Share on the date of grant of the Option;

     (c) state the terms and conditions for payment, except as otherwise provided by Section 11 hereof;

                  (d) state the term of the  Option or  Formula  Option,  as the case may be, and the period or periods during the term in which the optionee may exercise the Option or Formula Option, as the case may be, or portions thereof;

                  (e) provide that the Option or Formula Option, as the case may be, is not transferable by the grantee other than by will or the laws of lineal descent and, in the case of an Option or Formula Option other than an Incentive Stock Option (i) to the spouse or any lineal ancestor or descendant of the grantee, (ii) to any trust, the sole beneficiaries of which are any one or all of such grantee, such grantee's spouse or any lineal ancestors or descendants of such grantee, and (iii) to any other person or entity as the Committee may approve. A holder of an Option or Formula Option other than the grantee thereof may not transfer such option other than by will or the laws of lineal descent;

                  (f) provide that, with respect to any Options or Formula Options granted to an employee and/or director, the Option or Formula Option, as the case may be, shall terminate 30 days following the date the grantee ceases to be an employee and/or director of the Company or a Subsidiary, other than by reason of death or disability (as defined in Code Section 22(e)(3));

                  (g) provide  that,  if a grantee dies or becomes  disabled (as defined in Code Section 22(e)(3)) while he is an employee and/or director of the Company or a Subsidiary, as applicable, any Options or Formula Options, as the case may be, granted to such grantee may be exercised by the then holder thereof at any time within one year after the grantee's death or disability or, if earlier, the expiration of the term of such Option or Formula Option, as the case may be; and

     (h) specify whether the Option is an Incentive Stock Option or a Non-Qualified Stock Option.

     The Committee may provide in any Option or Formula Option, as the case may be, which it grants that a condition to the exercise of such Option or Formula Option, as the case may be, shall be the grantee's agreement to remain an employee of and/or to otherwise render services to the Company or any of its Subsidiaries for a specified period of time following the date of grant. This condition shall not impose on the Company or any Subsidiary any obligation to employ the grantee or otherwise retain the grantee as a director for any period of time or otherwise constitute a contract of employment.

     The "Fair Market Value" of a Share on a given date shall be (a) if the Common Stock is then listed or admitted for trading on any national securities exchange or included in The Nasdaq National Market or The Nasdaq SmallCap Market, the last reported sales price of a Share for the trading day immediately preceding such date as reported on such exchange or such market, as the case may be; (b) if the Common Stock is not then listed or admitted for trading on any national securities exchange or included in The Nasdaq National Market or The Nasdaq SmallCap Market, the average of the last reported closing bid and asked quotation for a Share as reported on the Automated Quotation System of NASDAQ or a similar service if NASDAQ is not reporting such information for the trading day immediately preceding such date; (c) if the Common Stock is not then listed or admitted for trading on any national securities exchange or included in The Nasdaq National Market or The Nasdaq SmallCap Market or quoted by NASDAQ or a similar service, the average of the last reported bid and asked quotation for a Share as quoted by a market maker in the Common Stock for the trading day immediately preceding such date(or if there is more than one market maker, the bid and asked quotation shall be obtained from two market makers and the average of the lowest bid and highest asked quotation shall be the "Fair Market Value"); or (d) if the Common Stock is not then listed or admitted for trading on any national securities exchange or included in The Nasdaq National Market or The Nasdaq SmallCap Market or quoted by NASDAQ and there is no market maker in the Common Stock, the fair market value of a Share as determined by the Committee in good faith.

     6. Additional Terms and Conditions of Incentive Stock Options.
In addition to the terms and conditions set forth in  Section  5 hereof, each Agreement evidencing the grant of an Incentive Stock Option shall:

          (a) provide for an exercise price that shall not be less than 100% of the Fair Market Value (as defined above in Section 5 hereof) of the Shares on the date of grant of the Option, provided that: if the optionee owns (subject to applicable ownership attribution rules of Code Section 424(d) and the regulations promulgated thereunder by the Department of Treasury) stock possessing more than 10% of the total combined voting power of all Shares or of shares of any parent corporation within the meaning of Code
      Section 424(e) (a "Parent") or Subsidiary of the Company at the time the Option is granted (assuming the immediate exercise of such Option), the exercise price shall not be less than 110% of the Fair Market Value of the pertinent number of Shares of the Company on the date the Option is granted; and subject to the foregoing, the Committee, in determining the Fair Market Value, shall have full authority and discretion and be fully protected in doing so;

                  (b) provide that the Option is not exercisable after the expiration of ten (10) years (or such lesser period as is specified in the Agreement) from the date the Option is granted, except that, if the optionee owns (subject to applicable ownership attribution rules of Code Section 424(d) and the regulations promulgated thereunder by the Department of the Treasury) more than 10% of the total combined voting power of all Shares or of shares of any Parent or Subsidiary at the time the Option is granted (assuming the immediate exercise of such Option), the Option is not exercisable after the expiration of five (5) years (or such lesser period as is specified in the Agreement) from the date the Option is granted; and

     (c) provide that during the optionee's lifetime, the Option is exercisable only by the optionee.

     7. Formula Grants to Directors. Each person who is first elected as a non-employee director of the Company after May 16, 1997 shall be granted a non-qualified stock option as of the date he or she first commences services as a director to acquire 7,500 Shares at a per share exercise price equal to the Fair Market Value (as defined above in Section 5 hereof) of a Share. Each non-employee director of the Company shall be granted a non-qualified stock option pursuant to this Section each year on the date of the first Board meeting following each annual meeting of shareholders, commencing with the annual meeting of shareholders of the Company first held after the date hereof, to acquire 1,500 Shares at a per share exercise price equal to the Fair Market Value of a Share, provided such individual is a director of the Company on such date. Formula Options shall be subject to such additional terms as may be set forth in a Non-Qualified Formula Stock Option Agreement (the "Formula Option Agreement") complying with Section 5 hereof, approved by the Committee and used to evidence the grant of a Formula Option. Notwithstanding any other provision of this Plan, the provisions of this Section 7 and of the Formula Option Agreement may not be amended more than once every six months, other than to conform it with changes in the Code, the Employee Retirement Income Security Act of 1974, or any rules promulgated under either of the foregoing.

     8. Compliance with Code for Incentive Stock Options. All Incentive Stock Options are intended to comply with Code Section 422, and all provisions of this Plan and all Incentive Stock Options granted hereunder shall be construed in such manner as to effectuate that intent.

     9. Limitation on Incentive Stock Option Amounts. An Incentive Stock Option may not be granted to an optionee to the extent the aggregate Fair Market Value, determined at the time the Committee grants the Option, of Common Stock with respect to which stock options intended to meet the requirements of Section 422 of the Code are exercisable for the first time by such optionee during any calendar year under all plans of the Company and any Parent or Subsidiary exceeds $100,000.

     10. Term of Plan. The Company shall submit this Plan to its shareholders for approval within 12 months of the adoption of this Plan by the Board. No Option or Formula Option shall be exercisable prior to the receipt of such shareholder approval. Unless shareholder approval is obtained within said twelve-month period, both this Plan and all outstanding Options and Formula Options shall be rendered immediately void and of no effect.

     .....................................The  effective date of this Plan shall be the earlier of the date on which the shareholders of the Company or the Board approve this Plan (the "Effective Date"). This Plan shall terminate 10 years after that date. The Committee may grant Options and Formula Options pursuant to this Plan at any time on or between the Effective Date and that termination date, subject to the other provisions contained herein.

     11. Exercise of Option by Optionee. A holder of an Option or Formula Option may purchase Shares pursuant thereto only upon receipt by the Company of a notice in writing from such holder of his intent to purchase a specific number of Shares, which notice contains such representations regarding compliance with the federal and state securities laws as the Committee may reasonably request. The exercise price shall be paid in full upon the exercise of an Option or Formula Option, and no Shares shall be issued or delivered until full payment thereof has been made. Payment of the exercise price for all Shares purchased pursuant to the exercise of an Option or Formula Option shall be made in cash or by certified check or, alternatively, if the applicable Agreement so allows, as follows:

                  (a) by delivery to the Company of a number of shares of Common
              Stock which have been owned by the holder for at least six months prior to the date of exercise, having a fair market value on the date of exercise, as determined by the Committee in its sole discretion, either equal to the exercise price or in combination with cash in a sufficient amount to equal the purchase price; or

                  (b) by  receipt of the  exercise  price in cash from a broker, dealer or other "creditor" as defined by Regulation T issued by the Board of Governors of the Federal Reserve System following delivery by the holder to the Committee of instructions in a form acceptable to the Committee regarding delivery to such broker, dealer or other creditor of that number of shares of Common Stock with respect to which the Option or Formula Option is exercised.

     Until the Option or Formula Option has been exercised and payment of the exercise price for, and any withholding tax obligations with respect to, all Shares purchased pursuant to the exercise of the Option or Formula Option has been received by the Company in accordance with the terms of the applicable Agreement or Formula Option Agreement, the holder shall have no rights as a shareholder with respect to the Shares the Option or Formula Option covers. The Company shall make no adjustment to the Shares for any dividends or distributions or other rights for which the record date is prior to the issuance of that stock certificate, except as this Plan otherwise provides.

     12. Withholding Taxes. Whenever the Company proposes or is required to issue Shares to a holder of an Option or Formula Option, pursuant to the exercise of a Non-Qualified Stock Option or Formula Option granted under this Plan, or the holder makes a disqualifying disposition (within the meaning of Code Section 421(b)) of Shares acquired upon the exercise of an Incentive Stock Option, the Company shall have the right to require the grantee to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirement prior to the delivery of any certificate or certificates for such Shares. A grantee may pay the withholding tax (a) by making payment in cash or by certified check, (b) if the applicable Agreement or Formula Option Agreement so provides, by electing to tender to the Company the smallest number of whole Shares that have been owned by such grantee for at least six months prior to the Tax Date (defined below) that, when multiplied by the Fair Market Value of the Shares determined as of the Tax Date, is sufficient to satisfy federal, state and local, if any, withholding taxes arising from exercise of the Option or Formula Option if the applicable Agreement or Formula Option Agreement so provides, or (c) by electing to have the number of Shares which the holder is to receive upon exercise reduced by the number of Shares determined in (b) above (a grantee's election to tender or offset as described in (b) or (c) above is referred to as a "Withholding Election"). A grantee may make a Withholding Election only if the following conditions are met:

                  (a) the  Withholding  Election  must be made no later than the date on which the amount of tax required to be withheld is determined (the "Tax Date") by executing and delivering to the Company a properly completed notice of Withholding Election in the form prescribed by the Committee;

                  (b) any Withholding  Election is irrevocably given in a manner that satisfies the requirements of the exemption provided under Rule 16b-3, if any; and

                  (c) If the  grantee  is  considered  by  the  Committee  to be subject to Section 16 of the Exchange Act, the Withholding Election is delivered to the Company sufficiently in advance of the Tax Date as the Committee determines is necessary or appropriate to satisfy the conditions of the exemption from
              Section 16(b) of the Exchange Act provided under Rule 16b-3.

     Notwithstanding anything to the contrary herein, the Committee may in its sole discretion disapprove and give no effect to any Withholding Election for an Option or Formula Option and no Option or Formula Option to which any Withholding Election relates may be exercised prior to one year after the Company has been subject to the reporting requirements of Section 13 of the Exchange Act and has filed all reports and statements required to be filed pursuant to that Section during that year.

     13. Assignability. Except as Section 5 of this Plan permits or the terms of the Option or Formula Option Agreement permit, no Option or Formula Option or any of the rights and privileges thereof accruing to an optionee shall be transferred, assigned, pledged or hypothecated in any way whether by operation of law or otherwise, and no Option or Formula Option, or right or privilege shall be subject to execution, attachment or similar process.

     14. The Right of the Company to Terminate Employment. No provision in this Plan or any Option or Formula Option shall confer upon any grantee any right to continue in the employment of the Company or any Subsidiary or to continue performing services for or to interfere in any way with the right of the Company or any Subsidiary to terminate his employment or of the right of shareholders of the Company to remove such grantee as a director at any time for any reason.

     15. Amendment and Termination. Except as set forth in Section 7 hereof, the Board at any time may amend or terminate this Plan without shareholder approval; provided, however, that the Board may condition any amendment on the approval of the shareholders of the Company if such approval is necessary or advisable with respect to tax (including Code Sections 162(m) and 422), securities or other applicable laws and rules and regulations to which the Company, this Plan, optionees or eligible employees and/or directors are subject. No amendment or termination of this Plan shall adversely affect the rights of an optionee with regard to his Options or Formula Options without his consent.

         16. General Restriction. Notwithstanding anything contained herein or in any of the Agreements to the contrary, no purported exercise of any Option or Formula Option granted pursuant to this Plan shall be effective without the approval of the Committee, which may be withheld to the extent that the exercise, either individually or in the aggregate together with the exercise of other previously exercised stock options and/or offers and sales pursuant to any prior or contemplated offering of securities, would, in the sole and absolute judgment of the Committee, require the filing of a registration statement with the United States Securities and Exchange Commission or with the securities commission of any state. The Company shall avail itself of any exemptions from registration contained in applicable federal and state securities laws which are reasonably available to the Company on terms which, in the Committee's sole and absolute discretion, it deems reasonable and not unduly burdensome or costly. Each holder shall, prior to the exercise of an Option or Formula Option, deliver to the Company such information, representations and warranties as the Committee may reasonably request in order for the Committee to be able to satisfy itself that the Shares to be acquired pursuant to the exercise of an Option or Formula Option are being acquired in accordance with the terms of an applicable exemption from the securities registration requirements of applicable federal and state securities laws.

     17. Choice of Law.  The laws of the State of Tennessee shall govern this
Plan.
         -------------

         18. Change of Control.
             -----------------

     Notwithstanding anything contained to the contrary herein but subject, however, to the provisions set forth in the fourth paragraph of Section 4, upon the occurrence of a Change of Control of the Company (as hereinafter defined) all Options granted under the Plan that are outstanding and not yet vested will become immediately 100% vested effective on a Change of Control Date (as hereinafter defined) and shall be thereafter exercisable in accordance with the terms of the Plan (including, without limitation, as provided in Sections 5 and 6) and any applicable award agreement; provided, however, that the foregoing shall not apply to the extent that such acceleration of vesting shall make a "pooling of interests" accounting unavailable in the case of a Change of Control transaction which is intended to be effected as a "pooling of interests" transaction.

     A "Change of Control of the Company" shall mean and shall be deemed to have occurred if any person or group (within the meaning of Rule 13d-3 of the rules and regulations promulgated under the Securities Exchange Act of 1934, as amended), other than Robert M. Goodfriend, members of his immediate family, his affiliates, trusts or private foundations established by or on his behalf, and the heirs, executors or administrators of Robert M. Goodfriend, shall acquire in one or a series of transactions, whether through sale of stock or merger, more than 50% of the outstanding voting securities of the Company or any successor entity of the Company or the shareholders of the Company shall approve a sale of all or substantially all of the Company's assets or a complete liquidation or dissolution of the Company. A "Change of Control Date" shall mean the closing date on which a Change of Control of the Company shall have occurred, or in the case of a sale of all or substantially all of the Company's assets or complete liquidation or dissolution of the Company, the date on which shareholder approval is obtained.

     .....................................IN  WITNESS  WHEREOF,  the Company has
caused this Plan to be executed in this form on June 21, 2000.


Attest:           /s/ Regis J. Hebbeler           GOODY'S FAMILY CLOTHING, INC.
         -----------------------------------


By:      /s/ Regis J. Hebbeler              By:      /s/ Robert M. Goodfriend
   ---------------------------------         ---------------------------------
                                                          Robert M. Goodfriend
Title:   Asst. Secretary               Title:            Chairman of the Board
       ------------------------------


[CORPORATE SEAL]




H:Stock\1997 Plan\1997 Amended and Restated.doc


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